Exhibit 24.1

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Salvatore J. Badalamenti

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
George R. Bravante, Jr.

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Janet M. Clakre.

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Kim A. Fadel

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Judith R. Haberkorn

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Bonnie S. Reitz

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Richard F. Wallman

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
James B. Ream

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Frederick S. Cromer

POWER OF ATTORNEY

            The undersigned officer and/or director of ExpressJet Holdings, Inc. does hereby constitute and appoint Frederick S. Cromer and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable ExpressJet Holdings, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the ExpressJet Holdings, Inc. 2007 Stock Incentive Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

May 23, 2007	By:
Phung Ngo-Burns